SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 August 27, 2008
                                 ---------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-9437
                                    --------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



              15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
             ------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation
Item 3.02  Unregistered Sales of Equity Securities

On August 26, 2008, Alanco Technologies, Inc. (the "Company") issued a press release announcing completion of financing totaling $2.5 million. The primary investors in the new financing were Company directors and officers. A copy of the press release is attached as an Exhibit 99.1.

The financing was comprised of $1.8 million from the sale of 180,000 shares of non-convertible Series D Preferred Stock at a price of $10.00 per share, 130,000 of which were sold to directors and officers of the Company. A copy of the Powers, Preferences, Rights and Limitations of the Series D Preferred Stock is attached as Exhibit 99.2.

An additional $0.5 million of the financing came from an increase in the Company's current credit line with a director of the Company. A copy of the amendment to the Line of Credit is attached as Exhibit 99.3.

The remainder of the financing was comprised of the exercise of outstanding stock options by officers of the Company.

Approximately $1.4 million of the proceeds was used to pay down the Company's current term loan, requiring amendments to the ComVest Loan Agreement. A copy of the ComVest amendment is attached as Exhibit 99.4.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1 Press Release dated August 26, 2008
Exhibit 99.2 Powers, Preferences, Rights and Limitations of Series D Preferred
             Stock
Exhibit 99.3 Amendment to Line of Credit Agreement
Exhibit 99.4 Amendment to ComVest Loan Agreement


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2008                       ALANCO TECHNOLOGIES, INC.

                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer